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                                                                   EXHIBIT 23.2

                          INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Amendment No. 2 to the Registration Statement of onlinetradinginc.com corp. on Form SB-2 (File No. 333-75119) of our Independent Auditors Report dated March 2, 1999 (March 25, 1999 as to Note 9) appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.

AHEARN, JASCO + COMPANY, P.A.
Certified Public Accountants

Pompano Beach, Florida
June 7, 1999